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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)           November 30, 1994
                                                 -------------------------------



                            PRATT HOTEL CORPORATION
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            (Exact name of registrant as specified in its charter)


        DELAWARE                    1-6339                  75-1295630
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 (State or other jurisdiction    (Commission               (IRS Employer
       of incorporation)         File Number)           Identification No.)


Two Galleria Tower, Suite 2200, 13455 Noel Road, Dallas, Texas  75240
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                   (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code (214) 386-9777
                                                  ------------------------------



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        (Former name or former address, if changed since last report.)
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Item 5. Other Events

     On November 30, 1994, Hollywood Casino Corporation, the parent of Pratt Hotel Corporation, issued the press release attached as Exhibit 99.1 to this Form 8-K relating to the resolution of certain previously disclosed litigation brought by Hotel Aquarius, B.V. against Hollywood Casino Corporation, Pratt Hotel Corporation and numerous related-party defendants. Such Exhibit is hereby incorporated by reference.

Item 7.  Exhibits

Exhibit
Number             Description
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99.1               Press release of Hollywood Casino Corporation dated
                   November 30, 1994
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PRATT HOTEL CORPORATION
                                        -------------------------------
                                                Registrant


Date  December 2, 1994                  /s/    John C. Hull
      ----------------                  -------------------------------
                                               John C. Hull
                                            Corporate Controller and
                                          Principal Accounting Officer
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                               INDEX TO EXHIBITS



Exhibit
Number            Description
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99.1              Press release of Hollywood Casino Corporation dated
                  November 30, 1994